3DSYSTEMS

THIRD QUARTER & NINE MONTHS 2014 CONFERENCE CALL AND WEBCAST



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD

PRESENTERS

Stacey Witten	• Vice President, Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andy Johnson	• Executive Vice President & Chief Legal Officer

WELCOME WEBCAST VIEWERS

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-877-407-8291 in the United States
- 1-201-689-8345 from outside the United States

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 28, 2014. These are available at www.SEC.gov.

HIGHLIGHTS & OPERATING RESULTS

Avi Reichental
President & CEO



MANUFACTURING*THE*FUTURE

TRENDS DRIVING PERFORMANCE

Our inability to fulfill demand for our direct metal and consumer products restricted organic growth during the quarter

Our bold investments in healthcare and metals are delivering category growth rates that substantially outperformed industry growth, validating our early and decisive actions

Our effective integration of acquisitions is already delivering synergies and expanded margins in our Quickparts and healthcare businesses

Our stepped up growth investments that started some twelve some months ago are leveling off and our operating leverage is returning

Our ability to acquire strategic assets affordably and attract the leadership talents required to scale our business provides immediate opportunities to deliver greater value and positions us best for sustainable, profitable growth

THIRD QUARTER 2014 HIGHLIGHTS

Total revenue for the quarter increased 23% to $166.9 million. We sold 57% more design and manufacturing printer units than the same period last year. Our services revenue increased 29% and our materials revenue increased 18%.

We exited with a record order book of $46 million, a $14 million sequential increase, including a $4 million increase in 3D printer orders. Approximately 70% of our order book was comprised of organic products and services.

Our constraints in expanding manufacturing for direct metals and our decision to delay shipments of consumer printers restricted our organic growth to 12%.

We are disappointed that we were unable to monetize all the available demand for our metal printers and capture a greater portion of the consumer printers' opportunity during the quarter.

HEALTHCARE REVENUE GROWTH



$ in millions
68% CAGR
$12.0
$12.2
$12.1
$13.0
$14.1
$18.9
$16.9
$21.8
$21.7
$27.5
$37.4
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

- Delivering impressive top and bottom line results
- Added Medical Modeling, Simbionix and LayerWise to enhance expertise and expand our capabilities
- Provides a digital thread from training room to operating room
- 121% growth in Q3 2014 over last year
- Increased 36% sequentially
- Strong organic growth contribution

DIRECT METALS


Nine Months Revenue
241% growth
2013
2014

- Decisive investments contributed to revenue growth of 241% in the first nine months of the year compared to ProForma results of the same 2013 period
- Outsold manufacturing capacity in every quarter since we acquired Phenix Systems
- Production now ramping at second direct metals facility and we expect to meet the rising demand during the fourth quarter and beyond
- Represents significant growth opportunities in manufacturing of flight-ready aerospace parts, functional automotive assemblies, production tire molds and ready to use medical devices
- Armed with complementary direct metal printing technology from LayerWise and Phenix, we believe we are best positioned to satisfy this open ended opportunity well into the future

NEW PRODUCTS CONTRIBUTION


$ in millions
$250
$200
$150
$100
$50
$0
53% CAGR
$89.0
$156.0
$207.1
2012
2013
2014

Announced 11 new products in first nine months of 2014

Nine months new products revenue increased 33% over 2013

Expect increasing contribution from new products

- Products are considered new for the first 3 years of a product's commercial life

FINANCIAL REVIEW

Damon Gregoire
Senior Vice President & CFO



MANUFACTURING*THE*FUTURE

THIRD QUARTER GAAP OPERATING RESULTS

$ in millions, except earnings per share

Drivers	2014	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 166.9**	**$ 135.7**	**23.0%**
Gross Profit	**$ 79.8**	**$ 71.4**	**11.7%**
Gross Profit Margin	*47.8%*	*52.6%*	
Operating Expenses	**$ 71.6**	**$ 42.9**	**(67.0%)**
% of Revenue	*42.9%*	*31.6%*	
Operating Income	**$ 8.2**	**$ 28.6**	**(71.3%)**
% of Revenue	*4.9%*	*21.1%*	
3DS Net Income	**$ 3.1**	**$ 17.7**	**(82.5%)**
% of Revenue	*1.8%*	*13.0%*	
Diluted Earnings Per Share	**$ 0.03**	**$ 0.17**	**(82.4%)**

- columns may not foot due to rounding

NINE MONTHS GAAP OPERATING RESULTS

$ in millions, except earnings per share

Drivers	2014	2013	% Change Favorable/ (Unfavorable)
Revenue	**$ 466.2**	**$ 358.6**	**30.0%**
Gross Profit	**$ 227.7**	**$ 187.5**	**21.4%**
Gross Profit Margin	*48.8%*	*52.3%*	
Operating Expenses	**$ 205.6**	**$ 124.6**	**(65.0%)**
% of Revenue	*44.1%*	*34.8%*	
Operating Income	**$ 22.1**	**$ 62.9**	**(64.9%)**
% of Revenue	*4.7%*	*17.5%*	
3DS Net Income	**$ 10.1**	**$ 32.9**	**(69.3%)**
% of Revenue	*2.2%*	*9.2%*	
Diluted Earnings Per Share	**$ 0.09**	**$ 0.34**	**(73.5%)**

- columns may not foot due to rounding

NON-GAAP RECONCILIATION

($ in millions, except per share amounts)	Quarter Ended September 30, 2014	Quarter Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
GAAP net income	$ 3.1	$ 17.7	$ 10.1	$ 32.9
Cost of sales adjustments:				
Amortization of intangibles	$ 0.1	$ 0.1	$ 0.2	$ 0.2
Operating expense adjustments:				
Amortization of intangibles	$ 11.0	$ 6.1	$ 28.3	$ 14.9
Acquisition and severance expenses	$ 1.4	$ 0.7	$ 4.8	$ 5.4
Non-cash stock-based compensation expense	$ 8.1	$ 3.1	$ 23.7	$ 8.5
Other expense adjustments:				
Non-cash interest expense	$ 0.1	$ 0.1	$ 0.2	$ 0.9
Loss on convertible notes	$ 1.8	$ 2.0	$ 1.8	$ 11.3
(Gain) loss on litigation and tax settlements	—	$ 0.5	—	$ 2.5
Tax effect	($ 5.9)	($ 4.0)	($ 17.8)	($ 12.4)
Non-GAAP net income	$ 19.7	$ 26.2	$ 51.4	$ 64.0
Non-GAAP basic and diluted earnings per share	$ 0.18	$ 0.26	$ 0.48	$ 0.66

- columns may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

THIRD QUARTER REVENUE HIGHLIGHTS


$ in millions
Design & Manufacturing
$155.2
$122.2
Healthcare
$37.4
$16.9
Consumer
$11.8
$13.5
2014
2013
27%
121%
13%

Design and manufacturing sales grew on strong demand for our professional products and services

With a second metal manufacturing line now up and running, we expect metal revenue to grow in the fourth quarter

With a strengthening order-book and commercial shipments now underway, consumer is expected to contribute favorably to Q4 revenue

Robust demand for our expanding healthcare products and services resulted in high growth in this vertical

REVENUE GROWTH BY CATEGORY & GEOGRAPHY

NINE MONTHS


$ in millions
27%
29%
35%
$200
$150
$100
$50
$0
Products
Materials
Services
2013
2014


19%
47%
39%
$250
$200
$150
$100
$50
$0
Americas
EMEA
Asia-Pac
2013
2014

- All categories are contributing to growth
- Products growth driven by plastic, nylon, composite and metal 3D printers
- An expanding customer base and increasing utilization fueled materials revenue increase
- Services revenue rose as we expanded our footprint and range of services
- We continued to experience robust growth in all geographic regions

ORGANIC GROWTH DRIVERS



Q3 Organic Growth Rates
26%
23%
18%
10%
3%
(43%)
Design & Mfg
Software
Materials
Quickparts
Printer Services
Consumer
2013
2014

GROSS PROFIT AND MARGIN

$ in millions

Third Quarter						
	2014		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Products	$ 25.8	35.3%	$ 26.9	45.0%	(4.3%)	(21.5%)
Materials	$ 28.5	73.1%	$ 24.5	73.8%	16.5%	(0.9%)
Services	$ 25.5	46.3%	$ 20.0	46.9%	27.3%	(1.2%)
Total	**$ 79.8**	**47.8%**	**$ 71.4**	**52.6%**	**11.7%**	**(9.2%)**

First Nine Months						
	2014		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Products	$ 72.1	36.8%	$ 69.5	45.2%	3.7%	(18.5%)
Materials	$ 85.4	72.7%	$ 66.9	73.4%	27.6%	(1.0%)
Services	$ 70.2	45.9%	$ 51.1	45.0%	37.4%	2.0%
Total	**$ 227.7**	**48.8%**	**$ 187.5**	**52.3%**	**21.4%**	**(6.6%)**

-columns may not foot due to rounding

- Consolidated gross profit margin remained sequentially flat at 47.8% on the sales volume and mix and the residual costs of new products ramp up
- As we anticipated, materials GPM rebounded from last quarter to 73.1%
- Quickparts' GPM increased sequentially to 44.7%, despite greater drag from concentrated service bureau acquisitions during the quarter
- Fundamentals of business model remain intact and we believe we are poised for gross profit margin expansion:
  - Successful track record of integration and ability to drive operational synergies
  - Increasing materials sales contributing more revenue at higher margins
  - Gross margins of printers recovering after product launches and capacity increases

OPERATING EXPENSES

$ in millions

Category	Third Quarter					
	GAAP			Non-GAAP		
	2014	2013	% Change Favorable/ (Unfavorable)	2014	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 53.7	$ 32.1	(67.4%)	$ 33.1	$ 22.1	(49.4%)
R&D	$ 17.9	$ 10.8	(65.9%)	$ 17.9	$ 10.8	(65.9%)
Total Operating Expenses	**$ 71.6**	**$ 42.9**	**(67.0%)**	**$ 51.0**	**$ 33.0**	(54.8%)
% of Revenue	*42.8%*	*31.6%*		*30.6%*	*24.3%*	

Category	First Nine Months					
	GAAP			Non-GAAP		
	2014	2013	% Change Favorable/ (Unfavorable)	2014	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 152.7	$ 97.7	(56.3%)	$ 95.4	$ 69.0	(38.4%)
R&D	$ 52.9	$ 26.9	(96.5%)	$ 52.9	$ 26.9	(96.5%)
Total Operating Expenses	**$ 205.6**	**$ 124.6**	**(65.0%)**	**$ 148.3**	**$ 95.9**	**(54.7%)**
% of Revenue	*44.1%*	*34.8%*		*31.8%*	*26.7%*	

-columns may not foot due to rounding

-Reconciliation of non-GAAP to GAAP earnings included in this presentation and in Schedule II of this morning's earnings press release

- SG&A increase was primarily from higher sales and marketing, legal costs, expanded staffing and acquired costs
- R&D increase was driven by product development and acquired talent costs
- Third quarter operating expenses were flat sequentially on a non-GAAP basis

OPERATING LEVERAGE



$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Revenue Trend Line
Expanding leverage
Actual Operating Expenses
Investment phase
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
-GAAP Operating Expenses

Operating Expense Expectations

- Flattening operating expenses
- Continued expansion of operating leverage

WORKING CAPITAL

$ in millions

	September 2014	December 2013
Cash	$ 377.3	$ 306.3
Accounts Receivable	$ 155.5	$ 132.1
Inventory	$ 104.9	$ 75.1
Accounts Payable	$ 57.1	$ 51.7
Working Capital	$ 537.2	$ 416.4

2014 Use of Cash



Operations
CapEx
11%
6%
Acquisitions & Ventures
83%

- Generated $8.6 million of cash from operations during Q3 and $27.9 for the first nine months of 2014
- Paid $244.6 million of cash for acquisitions and venture investments during the first nine months of 2014
- Cash on hand at September 2014 increased $71 million compared to December 2013
- Inclusive of $300 million of net proceeds from the equity raise completed May 2014

REITERATING FULL-YEAR 2014 GUIDANCE

- **We expect annual revenue for 2014 to be in the range of $650 million to $690 million with greater growth during the second half of the year**
- **We expect our GAAP earnings per share to be in the range of $0.18 to $0.28 and our non-GAAP earnings per share to be in the range of $0.70 to $0.80 with greater earnings during the second half of 2014**
- **Our 2014 guidance is fully tax-effected and inclusive of all acquisitions completed to date**



OUTLOOK & PROGRESS

Avi Reichental
President & CEO



MANUFACTURING*THE*FUTURE

BUSINESS HIGHLIGHTS

Added powerful, synergistic technology, domain expertise and complementary sales channels through several acquisitions during the quarter

Enhanced Quickparts capabilities through the acquisitions of three U.S. based service bureaus, which brought expertise in aerospace and industrial applications

Advanced our first mover advantage in direct metal 3D printing technology and the manufacturing of medical, dental and industrial parts at a convincing scale with the acquisition of LayerWise

Completed the acquisition of Simbionix, the global leader in 3D virtual reality surgical simulation, extending our digital thread in healthcare from the training room to the operating room

Outfitting of the recently leased 200,000 square foot manufacturing facility in Rock Hill, South Carolina is underway. We expect it to become fully operational during the first quarter of 2015, expanding our current capacity and leaving room for continued manufacturing ramp.

SENIOR LEADERSHIP UPDATE

We named **Ted Hull**, previously CFO of Fusion-io and VP Finance at Cisco, as our incoming Chief Financial Officer, effective November 11, 2014, succeeding **Damon Gregoire**, who will transition to the role of Executive Vice President, Mergers and Acquisitions. Ted's career spans more than three decades of progressing financial leadership roles in fast-moving technology companies and high-profile sector leaders.

We appointed **Mark Wright**, previously a senior executive at EMC Corporation, as our Chief Operating Officer. In this new role, Mark will work closely with our senior leaders to scale our commercial and manufacturing operations and leverage our recent investments.

We promoted **Kevin McAlea** to the role of Chief Operating Officer, Healthcare. Most recently Kevin oversaw the successful development of our direct metal printer line after we acquired Phenix Systems. Kevin will now be responsible for executing our healthcare growth strategy and integrating recent acquisitions into a cohesive and synergistic portfolio of products and services.

We promoted **Jeff Blank** to the role of Chief Development Officer. Jeff recently joined 3D Systems through the acquisition of the Xerox Wilsonville engineering team, where he held the position of Vice President, Engineering. Jeff has decades of relevant engineering leadership expertise and is now leading our global engineering team of 400 strong in 12 R&D locations.

We hired **Peter Theran** as Vice President, Consumer Retail. A former senior executive at Bose responsible for consumer sales, Peter will lead our consumer retail operations and broaden the reach and penetration of our latest consumer offerings.

OUTLOOK

We entered Q4 with a record order book, positive sales momentum and the most comprehensive portfolio of 3D products and services available today

With product availability gaps addressed, we expect direct metal and consumer to contribute favorably to our growth in Q4

We strengthened our senior leadership team and are shifting towards fine tuning our investments for sustainable, profitable growth

Q&A SESSION

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-877-407-8291
- International: 1-201-689-8345

3DSYSTEMS

THANK YOU



MANUFACTURING *THE* FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD